UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2020

POSTADS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-208931	35-2539888
State of Incorporation	Commission File Number	IRS Employer I.D. Number

2332 NW 87th Drive, Coral Springs, Florida 33605

(Address of Principal Executive Offices)

Registrant’s telephone number: (954) 464-1642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Principal Accountant

1. On July 31, 2020, the Board of Directors of PostAds, Inc. (the “Company”) voted to dismiss Salberg & Company P.A. (“Salberg”) as the Company’s independent registered public accounting firm. Salberg has been notified of the dismissal. Salberg had been the Company’s independent registered principal accounting firm since November, 2015 and issued a report on the Company’s financial statements for the years ended December 31, 2019 and 2018. Salberg’s report on the Company’s financial statements for the fiscal year ended December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

2. During the years ended December 31, 2019 and 2018 and the subsequent interim periods through the date of this report, (i) the Company has not had any disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Salberg’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

3. The Company has provided Salberg with a copy of disclosures it is making in this Form 8-K and requested that Salberg furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. Copies of Salberg’s letter dated August 3, 2020 is filed as Exhibit 16.1 hereto.

(b) Engagement of Principal Accountant

1. On July 31, 2020 the Board of Directors of the Company approved the engagement of M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

2. During the two years ended December 31, 2019 and through the date of this report, the Company did not consult M&K with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Salberg & Company P.A dated August 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 4, 2020

POSTADS, INC.

	By:	/s/ Breyon Prescott
Breyon Prescott
President